Note 3 - Balance Sheet Components - Schedule of Property and Equipment (Details) - USD ($)	Mar. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Total property and equipment	$ 927,910	$ 911,016	$ 890,363
Accumulated depreciation and amortization	(777,963)	(761,042)	(680,674)
Total property and equipment, net	149,947	149,974	209,689
Equipment and Furnishings [Member]
Total property and equipment	812,305	795,411	774,758
Leasehold Improvements [Member]
Total property and equipment	$ 115,605	$ 115,605	$ 115,605